Exhibit 10.13

FIFTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

This FIFTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Fifth Amendment”) is made as of the 2nd day of April, 2020 (the “Amendment Date”) by and among CENTRAL PA EQUITIES 17, LLC, a Pennsylvania limited liability company (“HIS York South Seller”), CENTRAL PA EQUITIES 19, LLC, a Pennsylvania limited liability company (“H2S York Seller”), SPRINGWOOD – FHP LP, a Pennsylvania limited partnership (“FIS Hershey Seller”, together with HIS York South Seller and H2S York Seller herein referred to collectively and individually, as the context so requires, as “Seller”), and LODGING FUND REIT III OP, LP, a Delaware limited partnership (the “Buyer”).

WHEREAS, Buyer and Seller entered into that certain Agreement of Purchase and Sale dated November 22, 2019, as amended by the First Amendment dated January 13, 2020 and as amended by the Second Amendment dated January 31, 2020, and as amended by the Third Amendment dated February 10, 2020, and as amended by the Fourth Amendment dated February 17, 2020 to the Agreement of Purchase and Sale (together, the “Agreement”) for the purchase and sale of three (3) hotels, namely the Hampton Inn York South hotel in York, PA (“HIS York South Hotel”), the Home2 Suites York hotel in York, PA (“H2S York Hotel”) and the Fairfield Inn & Suites Hershey Chocolate Avenue hotel in Hershey, PA (“FIS Hershey Hotel”, together with HIS York South Hotel and H2S York Hotel herein referred to collectively and individually, as the context so requires, the “Property”);

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.         Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2.         Closing Date. Section 2.4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

"(a) Closing Date. Unless this Agreement is terminated upon the express terms herein, the closing of the sale and purchase of the Assets or an individual Asset (as the context may require, a "Closing" or the "Closings") must take place in the following sequence: (1) first, the FIS Hershey Hotel; (2) second, the H2S York Hotel; and (3) third, the HIS York South Hotel. Buyer shall provide Seller written notice of Buyer's intent to close on the individual Hotels no later than ten (10) days prior to each intended Closing date (each a "Closing Date Notice"). Unless this Agreement is earlier terminated as expressly set forth herein, Buyer and Seller acknowledge and agree on the following: (a) the FIS Hershey Hotel Closing shall occur no later than May 4, 2020; (b) the H2S York Hotel Closing shall occur no later than June 1, 2020, however, if the H2S York Hotel closes before May 18, 2020, Buyer shall receive a Twenty-Five Thousand Dollar ($25,000) credit, applied to purchase price of the H2S York; and (c) the HIS York Hotel Closing shall occur no later than July 31, 2020, however, if the HIS York Hotel Closing occurs before July 2, 2020, the Buyer shall receive a Twenty Five Thousand Dollar ($25,000) credit, applied to the purchase price of the HIS York Hotel.”

3.         No Prohibition on Transfer. Sections 5.1(c) and 5.2(c) of the Agreement are each hereby deleted in their entirety and replaced with the following:

“(c)        No Prohibition on Transfer.  No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the Assets or the consummation of any other transaction contemplated hereby; provided, however, in the event that any such restraint or prohibition shall exist as of the scheduled Closing Date, the Closing Date shall automatically be extended to the date that is thirty (30) days after there is no longer such restraint or prohibition. Notwithstanding the immediately foregoing sentence, the parties shall endeavor to close as soon as possible after such restraint or prohibition is terminated and the necessary third parties are prepared to accommodate a closing.

4.         Conflict; Counterparts.  In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

5.         Successors and Assigns.  This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators and assigns.

6.         Ratification.  Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Fifth Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLER:

CENTRAL PA EQUITIES 17, LLC,
a Pennsylvania limited liability company

By:	/s/ David H. Hogg
Name:	David H. Hogg
Title:	Manager

CENTRAL PA EQUITIES 19, LLC,
a Pennsylvania limited liability company

By:	/s/ David H. Hogg
Name:	David H. Hogg
Title:	Manager

SPRINGWOOD – FHP LP,
a Pennsylvania limited partnership

By:	/s/ David H. Hogg
Name:	David H. Hogg
Title:	Manager

BUYER:

LODGING FUND REIT III OP, LP
A Delaware limited partnership

By:	Lodging Fund REIT III, Inc.
Its:	General Partner

By:	/s/ David R. Durell
Name:	David R. Durell
Title:	Chief Acquisition Officer